SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) January 7, 2002
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                                    AUG CORP.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-22341                  04-3089539
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(State or other jurisdiction       (Commission File            (IRS Employer
      or incorporation)                  Number)            Identification No.)


         1900 Corporate Boulevard, Suite 305W, Boca Raton, Florida 33431
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 241-9921
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          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets.
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         AUG Corp. ("AUG") and its wholly-owned subsidiary, AUG Acquisition
Corp. ("AAC"), have entered into an Agreement and Plan of Merger, dated December 28, 2001 ("Merger Agreement") with Synthesys Secure Technologies, Inc. ("Synthesys"). The Merger Agreement provided, among other things that upon the terms and subject to conditions therein, for the merger of AAC into Synthesys. Synthesys, the surviving corporation, became a wholly-owned subsidiary of AUG. Synthesys and AAC made the appropriate filings to complete the Merger Agreement with the State of Florida on January 7, 2002.

         Pursuant to the merger, Synthesys has become a wholly-owned subsidiary of AUG. The shareholders of Synthesys have received an aggregate of 5,350,259 shares of AUG common stock in exchange for their interest in Synthesys. As a result of this transaction, shareholders of Synthesys will own approximately 6.11% of AUG's common stock.

         Synthesys, a Florida corporation, with its executive offices located in Boca Raton, Florida, is a global secure solutions company that develops and markets a variety of innovative security-based products that function on multiple operating systems including Open VMS(TM), UNIX(TM), Linux(TM), Windows NT(TM), Windows 2000(TM) and AS400(TM).

         Synthesys is structured around five key business segments that address all elements of IT security - Biometric crypto-controlling smart cards, full public key infrastructure (PKI) with digital signatures and trust centers, secure realtime communications, systems integration and training, and transponder tags. Synthesys and Compaq Computer Corp. (CPQ) ("Compaq") have partnered to deliver Secure Systems Solutions for customers operating on Compaq's Open VMS platform. A listing for Synthesys as a member of Compaq Solutions Alliance may be viewed at (http://csa.compaq.com/).

         Management believes Synthesys' propriety software products position it to become a leader in Biometric Crypto-Controlling Smart Cards and Secure Systems Integration.

         The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         a.       Financial Statements

                  The Company shall file financial statements by an amendment to this Form 8-K within 60 days from the due date of this filing.


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
         b.       Pro Forma Financial Information

                  The Company shall file pro forma financial information by an amendment to this Form 8-K within 60 days from the due date of this filing.

         c.       Exhibits

                  2        Agreement and Plan of Merger dated January 4, 2002.

                  3        Articles of Merger filed with State of Florida.






















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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AUG CORP.


                                            By: /s/ Laurence S. Isaacson
                                               -------------------------------
                                               Laurence S. Isaacson, President

DATED: February 11, 2002













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